AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
March 2012

For the month of March 2012 the AFL-CIO Housing Investment Trust (HIT) had a gross return of     -0.40% and a net return of -0.44%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.55% for the month.

March 2012 gross relative performance:  0.15%

Performance for periods ended March 31, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.33%	7.71%	6.40%	6.62%	6.23%
HIT Total Net Rate of Return	0.21%	7.25%	5.93%	6.17%	5.81%
Barclays Capital Aggregate Bond Index	0.30%	7.71%	6.83%	6.25%	5.80%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Mixed performance of the agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries for Ginnie Mae certificates tightened and spreads for Fannie Mae multifamily DUS securities were flat to slightly wider for the month.  Ginnie Mae construction loan certificate spreads tightened by 24 basis points (bps) and Ginnie Mae permanent loan certificate spreads contracted by 9 bps.  Fannie Mae DUS 10/9.5 securities were flat while other structures were marginally wider.

●	The portfolio’s short duration position relative to the Barclays Aggregate as Treasury yields rose across the curve for the quarter. Two-year rates rose by 4 bps and 10-year rates rose by 24 bps.

Negative contributions to the HIT’s performance included:

●
Good performance by corporate bonds, the third best performing major sector in the index, with excess returns of 34 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 20.4% of the index as of March 31, 2012.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                         March 2012 Performance Commentary

●
The portfolio’s underweight to single family agency MBS (RMBS) as this was the second best performing major sector in the index with excess returns of 51 bps.  At the close of the quarter, the portfolio had an allocation of 24.9% compared to 31.3% for the index.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 24, 43, 47, and 54 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government sponsored enterprise (GSE) guarantee compared to 74% for the Barclays Aggregate.

March 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.00%	0	5.61
Agencies	-0.24%	+24	3.66
Single family agency MBS (RMBS)	+0.06%	+51	3.32
Corporates	-0.97%	+34	6.84
Commercial MBS (CMBS)	+0.23%	+55	3.29
Asset-backed securities (ABS)	-0.21%	+11	3.07
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	2/29/12	3/30/12	Change
3 Month	0.076%	0.066%	-0.0102%
6 Month	0.127%	0.132%	0.0051%
1 Year	0.158%	0.167%	0.0097%
2 Year	0.293%	0.329%	0.0355%
3 Year	0.410%	0.500%	0.0909%
5 Year	0.859%	1.039%	0.1796%
7 Year	1.384%	1.607%	0.2223%
10 Year	1.970%	2.209%	0.2383%
30 Year	3.085%	3.336%	0.2510%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.